                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NUMBER 33-67854

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 26, 2001




                              CMI INDUSTRIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                      DELAWARE                                  57-0836097
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           (STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER
           INCORPORATION OR ORGANIZATION)                   IDENTIFICATION NO.)


         1301 GERVAIS STREET, SUITE 700, COLUMBIA, SOUTH CAROLINA 29201
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (803) 771-4434



                                 NOT APPLICABLE
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(FORMER NAME, FORMER ADDRESS AND FORMAL FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)




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ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

         On November 27, 2001, CMI Industries, Inc. (the "Company") issued a press release announcing that on November 26th, the Company and all of its subsidiaries filed voluntary petitions under chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The press release is attached hereto as
Exhibit 99.1 and the information contained therein is incorporated herein by reference.

         On November 26, 2001, the Company and an informal committee of holders of the Company's 9 1/2% senior subordinated notes due 2003 (the "Noteholder Committee") filed with the Bankruptcy Court a joint Plan of Reorganization (the "Reorganization Plan"). The Reorganization Plan is attached hereto as Exhibit
99.2 and the information contained therein is incorporated herein by reference.

         Also on November 26, 2001, the Company and the Noteholder Committee filed a Disclosure Statement pursuant to Section 1125 of the United States Bankruptcy Code (the "Disclosure Statement") with the Bankruptcy Court. The Disclosure Statement is attached hereto as Exhibit 99.3 and the information contained therein is incorporated herein by reference.

         On November 29, 2001, the Company and Elastic Fabrics of America, LLC ("Elastics"), the Company's only operating subsidiary, entered into a $10.0 million debtor in possession secured financing facility (the "DIP Facility") provided by Fleet Capital Corporation. The Post-Petition Loan and Security Agreement (the "Loan Agreement"), dated November 29, 2001, is attached hereto as
Exhibit 99.4 and the information contained therein is incorporated herein by reference.

         On November 29, 2001, the Bankruptcy Court (i) approved the DIP Facility; (ii) entered an order authorizing the payment of any and all pre-petition claims incurred by Elastics; (iii) entered an order authorizing the payment of pre-petition and post-petition employee obligations, including wages, salary, and bonuses; and (iv) entered an order approving and allowing the Company and Elastics to honor and assume certain management retention agreements with key executives of the Company and Elastics.

         The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the exhibits attached hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) and (b) not applicable.

         (c) Exhibits.


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

         99.1 Press Release issued by CMI Industries, Inc., dated November 27, 2001.

         99.2 Joint Chapter 11 Plan of Reorganization of CMI Industries, Inc. and its Affiliated Debtors, dated November 26, 2001.

         99.3 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with Respect to the Joint Plan of Reorganization of CMI Industries, Inc., Elastic Fabrics of America, LLC, Chatham Real Properties, Inc., Chatham Fabrics, LLC, Chatham Holdings Corporation, and Chatham Land Corporation under Chapter 11 of the Bankruptcy Code, dated November 26, 2001.

         99.4 Loan and Security Agreement by and among CMI Industries, Inc., Elastic Fabrics of America, LLC, and Fleet Capital Corporation, dated November 29, 2001.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             CMI INDUSTRIES, INC.


Date:  December 4, 2001                      By: /s/ JAMES A. OVENDEN
                                                 ------------------------------
                                                 James A. Ovenden
                                                 Senior Vice President and
                                                 Chief Financial Officer



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